UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2009

CHINA GREEN AGRICULTURE, INC.

 (Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 23, 2009, China Green Agriculture, Inc. (the “Company”) entered into a Placement Agency Agreement with Rodman & Renshaw, LLC, as placement agent (the “Placement Agent”), relating to the proposed registered direct offering (the “Offering”) of 1,282,052 shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company (“Common Stock”).  The Company also granted to the Placement Agent an option for a period of 30 days from the date hereof to solicit offers and place up to 320,512 additional shares of Common Stock.  In connection with the Offering, on November 23, 2009, the Company also entered into Securities Purchase Agreements with certain investors whereby the investors agreed to purchase all of the Shares for a negotiated price of $15.60 per share.

A copy of the Placement Agency Agreement and the form of Securities Purchase Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing description of the material terms of the Placement Agency Agreement and the form of Securities Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties under such agreements and is qualified in its entirety by reference to such exhibits.

The closing of the Offering is expected to take place on or about November 25, 2009, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated June 12, 2009 and a prospectus supplement dated November 23, 2009, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (Registration No. 333-159842) and the registration statement on Form S-3 filed on November 23, 2009 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

The Company estimates that the net proceeds from the sale of the Shares, after deducting the fees of the Placement Agent and other offering expenses, will be approximately $19,425,000 (or $24,325,000 if the Placement Agent exercises in full its over-allotment option to solicit offers and place 320,512 additional shares of Common Stock).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

10.1	Placement Agency Agreement, dated November 23, 2009

10.2	Form of Securities Purchase Agreement

99.1	Press Release, dated November 23, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2009	CHINA GREEN AGRICULTURE, INC.
(Registrant)

	By:	/s/ Tao Li
Tao Li
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Placement Agency Agreement, dated November 23, 2009

10.2	Form of Securities Purchase Agreement

99.1	Press Release, dated November 23, 2009